CSFB

       CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

															%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
FICO and DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
FICO 500-524 & LTV>65	21,966,090	2.4	181,538	513	42.3	78.3	8.56	80.1	5.0	97.2	2.8	4.0	74.0	10.5	0.0	0.0	0.0	3.3
FICO 525-574 & LTV>65	87,965,046	9.8	207,465	553	41.9	80.8	7.75	81.5	7.1	95.9	3.8	5.5	68.8	9.4	0.2	0.0	2.7	10.5
FICO 575-600 & LTV>65	103,489,399	11.5	151,300	587	41.2	82.4	7.53	88.7	6.6	96.1	3.3	1.8	75.1	7.2	0.3	0.0	27.0	34.3
FICO 600-619 & LTV>70	113,013,774	12.6	177,416	609	41.5	83.0	7.19	82.0	10.6	95.1	3.8	4.4	71.2	11.1	0.4	0.0	36.0	44.3
FICO 620-639 & LTV>70	118,946,059	13.2	182,713	629	41.9	83.1	7.12	75.7	11.1	94.2	4.3	5.9	60.0	12.7	0.5	0.0	42.0	48.9
FICO 640-659 & LTV>70	118,743,713	13.2	211,288	649	42.0	82.2	6.95	74.5	10.3	94.2	5.6	7.2	43.6	15.2	0.3	0.0	51.4	56.0
FICO 660-679 & LTV>80	26,784,656	3.0	166,364	670	41.4	90.8	7.70	80.6	6.7	71.9	23.7	4.8	50.3	30.0	1.0	0.0	31.0	14.4
FICO 680-699 & LTV>80	18,708,046	2.1	190,898	687	40.8	89.1	7.31	69.1	5.7	78.7	20.2	18.5	49.2	26.6	0.0	0.0	42.3	7.8
FICO 700-724 & LTV>80	8,061,748	0.9	201,544	709	40.7	92.0	7.56	81.4	1.0	69.6	30.4	10.8	50.0	14.1	0.0	0.0	25.2	12.7
FICO 725-749 & LTV>80	6,098,768	0.7	164,832	739	39.7	91.5	7.34	74.2	11.9	83.1	12.8	2.3	33.6	31.9	0.0	0.0	22.1	0.0
FICO>=750 & LTV>90	1,522,198	0.2	138,382	768	45.0	97.7	8.16	100.0	0.0	91.9	8.1	0.0	40.8	49.9	0.0	0.0	7.6	0.0
Other	272,909,614	30.4	229,143	670	40.6	72.3	6.76	77.2	8.3	92.8	6.6	8.9	43.6	16.2	0.7	0.0	46.8	51.4
Total:	898,209,110	100.0	194,544	631	41.3	79.8	7.17	79.0	8.7	93.1	6.1	6.5	56.4	13.9	0.4	0.0	36.7	40.8

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
LTV & DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
LTV 70-79 & DTI>50	9,044,713	1.0	238,019	605	52.5	74.7	7.04	82.5	3.3	91.5	8.5	12.8	79.1	1.9	0.7	0.0	14.3	9.2
LTV 80-84 & DTI>50	27,225,648	3.0	214,375	622	52.6	80.2	6.76	77.0	10.4	93.0	5.7	7.5	81.2	8.8	0.0	0.0	12.5	50.5
LTV 85-89 & DTI>50	5,976,578	0.7	229,868	589	52.6	86.7	7.32	91.0	4.7	92.8	0.0	4.3	74.7	9.9	0.0	0.0	11.9	3.6
LTV 90-94 DTI>50	8,328,616	0.9	244,959	613	52.9	90.1	7.31	71.5	2.6	79.7	13.9	20.6	63.4	9.9	0.0	0.0	3.1	17.8
LTV 95-99 DTI>50	49,480	0.0	49,480	663	50.5	95.0	10.50	100.0	0.0	100.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0	0.0
LTV 100-109 DTI>50	841,227	0.1	93,470	617	54.3	100.0	8.71	100.0	0.0	100.0	0.0	0.0	86.6	5.5	0.0	0.0	0.0	0.0
Other	846,742,848	94.3	193,232	632	40.7	79.6	7.18	79.0	8.8	93.2	6.1	6.3	55.1	14.3	0.5	0.0	38.2	41.4
Total:	898,209,110	100.0	194,544	631	41.3	79.8	7.17	79.0	8.7	93.1	6.1	6.5	56.4	13.9	0.4	0.0	36.7	40.8

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
DTI & FICO	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
DTI 20-30 & FICO<550	4,974,860	0.6	121,338	523	25.8	73.5	8.78	88.7	3.8	89.6	10.4	4.5	50.2	20.5	0.0	0.0	0.0	11.5
DTI 30-35 & FICO<600	23,409,497	2.6	146,309	565	32.8	77.8	7.78	85.5	8.8	97.0	2.6	0.0	78.0	9.1	0.0	0.0	17.3	18.9
DTI 35-40 & FICO<675	111,383,328	12.4	176,799	613	37.7	79.2	7.31	78.4	9.9	94.4	5.5	4.0	59.2	13.2	0.0	0.0	31.1	33.8
DTI 40-45 & FICO<675	171,538,520	19.1	194,930	616	42.8	80.0	7.22	79.5	9.4	96.2	3.8	4.9	55.7	13.4	0.0	0.0	43.2	42.7
DTI 45-50 & FICO<700	262,748,531	29.3	206,077	620	47.7	80.7	7.18	79.4	9.4	94.2	4.9	6.6	55.9	14.2	0.1	0.0	36.9	43.6
DTI 50-55 & FICO<750	58,644,228	6.5	222,137	607	52.6	79.1	7.02	80.2	6.0	92.2	5.5	10.3	75.3	7.7	0.1	0.0	10.1	26.4
DTI >=55 & FICO<750	699,052	0.1	139,810	602	55.9	79.3	6.91	73.6	0.0	74.3	25.7	0.0	82.6	17.4	0.0	0.0	0.0	36.5
Other	264,811,093	29.5	194,428	671	33.9	79.3	7.01	77.7	7.7	89.4	9.3	8.2	50.1	15.8	1.4	0.0	43.0	45.5
Total:	898,209,110	100.0	194,544	631	41.3	79.8	7.17	79.0	8.7	93.1	6.1	6.5	56.4	13.9	0.4	0.0	36.7	40.8

																	%	%
	total	%	AVG	WA	WA	WA	WA	%		%	%	%	%	%	%	%	with	Interest
Reduced & Stated Doc	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR		PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
FICO<500 & Red/Stated	416,695	0.0	104,174	474	41.5	82.9	10.91	100.0		0.0	100.0	0.0	0.0	0.0	37.3	0.0	0.0	0.0	0.0	21.4	0.0
FICO 500-524 & Red/Stated	7,328,997	0.8	209,400	513	42.1	72.5	8.40	70.3		5.3	94.4	5.6	14.3	0.0	38.7	0.0	0.0	0.0	41.8	4.7	25.2
FICO 525-574 & Red/Stated	36,506,038	4.1	221,249	553	41.2	73.2	8.06	76.3		9.2	92.2	7.2	6.9	0.0	26.2	0.0	0.0	1.4	37.3	6.0	15.8
FICO 575-599 & Red/Stated	28,350,506	3.2	228,633	588	42.3	78.2	7.65	88.3		5.2	93.1	6.2	1.7	0.0	27.4	0.0	0.0	13.0	35.2	4.7	16.9
FICO 600-619 & Red/Stated	41,643,634	4.6	250,865	609	42.5	78.5	7.42	79.1		8.9	91.3	8.4	7.0	0.0	35.6	0.0	0.0	25.1	45.8	2.8	12.9
FICO 620-639 & Red/Stated	53,071,487	5.9	219,304	630	41.5	80.7	7.26	78.7		6.6	94.3	3.7	7.7	0.0	29.4	0.0	0.0	45.0	44.5	6.8	13.9
FICO 640-659 & Red/Stated	74,320,817	8.3	230,095	649	41.8	79.3	7.11	74.0		7.6	94.0	6.0	10.3	0.0	26.3	0.0	0.0	51.6	49.2	5.7	9.7
FICO 660-679 & Red/Stated	49,932,011	5.6	221,920	669	41.6	80.9	7.21	75.1		10.6	89.2	9.2	9.5	0.0	36.2	0.0	0.0	51.7	50.2	9.0	12.5
FICO 680-699 & Red/Stated	40,897,535	4.6	241,997	689	41.7	80.1	6.98	80.7		7.1	91.3	8.0	5.7	0.0	42.0	0.0	0.0	56.5	53.9	2.1	10.4
FICO 700-724 & Red/Stated	24,771,582	2.8	238,188	711	41.1	80.2	6.92	80.2		7.0	83.7	16.3	9.6	0.0	42.0	0.0	0.0	43.8	50.3	7.3	9.9
FICO 725-749 & Red/Stated	17,109,893	1.9	237,637	735	41.7	82.0	6.97	71.8		11.9	92.6	5.9	4.5	0.0	32.0	0.0	0.0	51.0	57.1	2.4	11.2
FICO>=750 & Red/Stated	13,373,215	1.5	238,807	768	44.2	81.7	6.93	71.2		4.2	96.0	4.0	13.0	0.0	25.4	0.0	0.0	46.9	58.2	10.1	8.7
NotRed/Stated	510,486,700	56.8	174,109	620	41.0	80.2	7.07	80.2		9.3	93.9	5.2	5.4	99.2	0.0	0.8	0.0	34.8	30.8	2.9	9.7
Total:	898,209,110	100.0	194,544	631	41.3	79.8	7.17	79.0		8.7	93.1	6.1	6.5	56.4	13.9	0.4	0.0	36.7	37.9	4.1	10.9

																%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
LTV*	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 24m IO
<= 79	253,773,865	28.3	209,730	616	39.7	69.2	7.02	79.5	9.4	93.5	6.2	7.6	54.9	9.7	1.0	0.0	30.8	46.9	4.0	10.0	0.8
80 - 89	494,697,500	55.1	221,738	638	42.3	81.3	7.01	78.1	9.0	94.6	4.8	6.3	54.7	14.9	0.2	0.0	44.8	37.7	3.7	10.2	0.8
90 - 94	102,726,011	11.4	209,645	624	40.8	90.2	7.51	83.2	3.5	82.4	14.3	5.6	65.9	18.6	0.3	0.0	22.8	23.9	6.6	15.8	0.8
95 - 99	19,350,462	2.2	148,850	643	42.1	95.2	7.86	72.6	19.1	94.7	2.7	5.1	61.4	17.4	0.0	0.0	25.5	25.3	2.7	16.2	1.1
100 >=	27,661,273	3.1	49,750	648	41.3	100.0	9.55	81.3	8.3	100.0	0.0	3.5	62.1	14.5	0.0	0.0	4.2	21.1	4.9	9.1	0.0
Total:	898,209,110	100.0	194,544	631	41.3	79.8	7.17	79.0	8.7	93.1	6.1	6.5	56.4	13.9	0.4	0.0	36.7	37.9	4.1	10.9	0.8

		%														%	%
		of Deal	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
FICO IO Loans	total Sched_Bal	IO	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 24m IO
525 -574	2,814,250	0.3	281,425	564	40.7	76.4	6.90	100.0	0.0	100.0	0.0	0.0	81.9	0.0	0.0	0.0	100.0	44.3	0.0	5.2	0.0
575 -599	29,621,124	3.3	238,880	588	40.6	78.7	7.00	91.1	6.1	97.8	2.2	1.0	87.6	3.3	0.0	0.0	100.0	46.1	0.8	4.5	2.3
600 -619	45,401,945	5.1	262,439	609	41.5	79.6	6.91	81.9	14.9	99.5	0.3	2.0	76.9	11.3	0.0	0.0	100.0	45.6	2.7	7.6	2.7
620 -639	55,871,584	6.2	256,292	629	41.9	79.0	6.72	76.3	11.6	100.0	0.0	3.2	57.2	9.9	0.0	0.0	100.0	56.6	2.0	6.7	3.0
640 -659	66,493,736	7.4	299,521	649	41.6	79.2	6.67	77.6	11.2	100.0	0.0	2.7	42.3	13.4	0.0	0.0	100.0	59.5	2.0	5.1	2.0
660 -679	49,805,732	5.5	289,568	669	41.6	80.3	6.58	77.9	10.4	98.8	1.2	7.1	47.8	17.5	0.4	0.0	100.0	58.4	2.6	8.7	2.2
680 -699	36,185,170	4.0	311,941	688	40.7	79.7	6.51	79.8	8.8	100.0	0.0	5.4	36.1	23.4	0.0	0.0	100.0	67.8	0.0	8.0	2.2
700 -724	19,432,747	2.2	294,436	710	41.9	80.0	6.43	75.5	15.0	97.4	1.5	5.4	44.1	28.1	0.0	0.0	100.0	59.1	5.5	12.1	1.1
725 >=	23,804,552	2.7	305,187	750	42.2	79.9	6.49	64.3	9.1	98.2	1.8	15.2	37.0	13.5	0.0	0.0	100.0	72.4	3.1	8.9	0.0
Total:	329,430,841	36.7	279,415	652	41.5	79.5	6.68	78.6	10.9	99.3	0.6	4.5	53.9	14.1	0.1	0.0	100.0	57.4	2.1	7.2	2.1